Exhibit 99.2

Warrior Met Coal Announces Launch of Concurrent Tender Offers For
its 8.00% Senior Secured Notes Due 2024

BROOKWOOD, AL  - February 21, 2019 - Warrior Met Coal, Inc. (NYSE:HCC) (“Warrior” or the “Company”) today announced the commencement of its offer to purchase (the “Restricted Payment Offer”), in cash, up to $150,000,000 principal amount of the Company’s outstanding 8.00% Senior Secured Notes due 2024 (the “Notes”), at a repurchase price of 103% of the aggregate principal amount of such Notes, plus accrued and unpaid interest with respect to such Notes to, but not including, the date of repurchase (the “Restricted Payment Repurchase Price”).

Concurrently with, but separate from, the Restricted Payment Offer, the Company announced the commencement of a cash tender offer (the “Tender Offer” and, together with the Restricted Payment Offer, the “Offers”) to purchase up to $150,000,000 principal amount of the Notes at a repurchase price of 104.25% of the aggregate principal amount of such Notes, plus accrued and unpaid interest to, but not including, the date of repurchase (the “Tender Offer Repurchase Price”).

The Restricted Payment Offer and Tender Offer are two separate offers. Notes validly tendered in the Restricted Payment Offer (and not validly withdrawn) may not be tendered in the Tender Offer, and Notes validly tendered in the Tender Offer (and not validly withdrawn) may not be tendered in the Restricted Payment Offer.

Subject to approval by the board of directors of the Company, following the consummation of the Restricted Payment Offer, the Company intends to make in the future one or more restricted payments (the “Proposed Restricted Payment”) in the form of special dividends to holders of the Company’s common stock and/or repurchases of the Company’s common stock in the aggregate amount of $150,000,000 (subject to increase for the amount of any Declined Amounts (as defined below)).

The Restricted Payment Offer

The Restricted Payment Offer will expire at 5:00 P.M. New York City time, on March 22, 2019 (such date and time, the “Expiration Date”), and the date of repurchase will be March 25, 2019 (the “RP Repurchase Date”).

Summary of Restricted Payment Offer:

CUSIPs	Title of Security	Principal Amount Outstanding	Automatic Pro Ration Factor Applied to Principal Amount of Notes Tendered(1)	Maximum Face Amount of RP Pro-Rated Tendered Notes (as defined below) to be Repurchased(1)	Restricted Payment Purchase Price(2)
CUSIP Nos. 93627C AA9, U93537 AA3	8.00% Senior Notes due 2024	$475,000,000	31.5789%	$150,000,000	$1,030.00

(1)
For each $1,000 principal amount of Notes tendered in the Restricted Payment Offer, an automatic pro ration factor of 31.5789% shall apply regardless of the principal amount of Notes tendered by Holders in the aggregate in the Restricted Payment Offer. If the aggregate principal amount of Notes tendered in the Restricted Payment Offer is less than $475,000,000, then the Company will repurchase less than $150,000,000 aggregate principal amount of Notes in the Restricted Payment Offer.

(2)
For each $1,000 principal amount of RP Pro-Rated Tendered Notes (as defined below), excluding accrued but unpaid interest, which interest will be paid in addition to the Restricted Payment Repurchase Price.

The Company is making the Restricted Payment Offer pursuant to the indenture governing the Notes (the “Indenture”), which provides that, prior to declaring or making any “Restricted Payment” (as defined in the Indenture), in reliance on the definition of Cumulative Credit (as defined in the Indenture) or in reliance on the Company’s pro forma Total Indebtedness Leverage Ratio (as defined in the Indenture), the Company shall commence an offer to repurchase an aggregate principal amount of the Notes equal to the amount of such proposed Restricted Payment. The Company is therefore making the Restricted Payment Offer in accordance with the terms of the Indenture prior to declaring or making the Proposed Restricted Payment.

Under the Restricted Payment Offer, the Company is offering to repurchase from holders of the Notes (each a “Holder” and, collectively, the “Holders") their pro rata portion of up to $150,000,000 principal amount of Notes. As of the date hereof, the aggregate principal amount of Notes outstanding is $475,000,000. As a result:
(1) an automatic pro ration factor of 31.5789% shall apply to the principal amount of Notes tendered (rounded down to avoid the purchase of Notes in a principal amount other than in integrals of $1,000) (the “RP Pro-Rated Tendered Notes”), and the Company will accept the RP Pro-Rated Tendered Notes for payment of the Restricted Payment Repurchase Price in cash; and
(2) the remaining balance of the principal amount of the Notes tendered that are not RP Pro-Rated Tendered Notes will not be accepted for payment by the Company and will be returned to the tendering Holder on the RP Repurchase Date.
Upon the terms and subject to the conditions of the Restricted Payment Offer and subject to applicable law, the Company will accept for payment all RP Pro-Rated Tendered Notes validly tendered (and not validly withdrawn) on or prior to the Expiration Date in the Restricted Payment Offer at the Restricted Payment Repurchase Price.
Pursuant to the Indenture, each Holder will have the right to decline the purchase of its pro rata portion of Notes in the Restricted Payment Offer (the aggregate principal amount of such Notes that decline, the “Declined Amounts”). Any Declined Amounts may be retained by the Company and used for any purpose not otherwise prohibited by the Indenture, including the making of Restricted Payments (as defined in the Indenture) with such Declined Amounts, at any time and from time to time, without having to make another offer to repurchase an aggregate principal amount of the Notes equal to the amount of such proposed Restricted Payment.
In no event will the Company repurchase any amount of Notes from any Holder in excess of the RP Pro-Rated Tendered Notes tendered by such Holder. The automatic pro ration factor of 31.5789% shall apply to the principal amount of Notes tendered by each Holder regardless of the principal amount of Notes tendered by Holders in the aggregate in the Restricted Payment Offer. If the aggregate principal amount of Notes tendered in the Restricted Payment Offer is less than $475,000,000, then the Company will repurchase less than $150,000,000 aggregate principal amount of Notes in the Restricted Payment Offer. Additionally, in such event, there will be Declined Amounts equal to the difference between $150,000,000 and the amount of RP Pro-Rated Tendered Notes repurchased in the Restricted Payment Offer.
For example, if the principal amount of Notes tendered is $475,000,000, the Company will repurchase $150,000,000 of principal amount of RP Pro-Rated Tendered Notes in the Restricted Payment Offer and there will be no Declined Amounts. If the principal amount of Notes tendered is $300,000,000, the Company will repurchase approximately $95,000,000 of principal amount of RP Pro-Rated Tendered Notes in the Restricted Payment Offer and approximately $55,000,000 will be the Declined Amounts.
Notes that are tendered in the Restricted Payment Offer may be withdrawn at any time prior to the Expiration Date.

Holders should note that the Tender Offer Repurchase Price is higher than the Restricted Payment Repurchase Price. The procedures for tendering Notes in the Tender Offer and the Restricted Payment Offer are separate. Notes validly tendered (and not validly withdrawn) in the Tender Offer may not be tendered in the Restricted Payment Offer, and Notes validly tendered (and not validly withdrawn) in the Restricted Payment Offer may not be tendered in the Tender Offer. The Restricted Payment Offer is not conditioned upon the Tender Offer and the Tender Offer is not conditioned on the Restricted Payment Offer. The Company may determine, in its sole discretion, to terminate, abandon, fail to consummate, postpone or amend the Tender Offer without terminating, postponing or amending the Restricted Payment Offer.

This announcement does not constitute an offer to buy or the solicitation of an offer to sell Notes in any circumstances in which such offer or solicitation is unlawful, and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale is unlawful. The Restricted Payment Offer is being made only by means of the Restricted Payment Notice and Offer to Purchase and the related Letter of Transmittal (the “Restricted Payment Offer Documents”), which contain the complete terms and conditions of the Restricted Payment Offer. The Restricted Payment Offer is subject to the satisfaction or waiver of certain conditions, as set forth in the Restricted Payment Offer Documents. Holders should carefully read the Restricted Payment Offer Documents before any decision is made with respect to the Restricted Payment Offer.

D.F. King & Co., Inc. has been appointed as the Tender Agent and Information Agent (the “RP Tender Agent”) with respect to the Restricted Payment Offer. Any questions or requests for assistance or copies of the Restricted Payment Offer Documents may be directed to the RP Tender Agent at (212) 269-5550 (collect) or (800) 341-6292 (toll free). Any beneficial owner owning interests in Notes may contact such beneficial owner’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Restricted Payment Offer. Neither Goldman, Sachs & Co. nor any other investment bank has been engaged or will act as dealer manager (or any equivalent role or function) for the Restricted Payment Offer.

No recommendation is made by the Company or the RP Tender Agent as to whether or not Holders should tender their Notes pursuant to the Restricted Payment Offer. Holders must make their own decision as to whether to tender any of their Notes in the Restricted Payment Offer and, if so, the principal amount of Notes to tender.

The Tender Offer
The Tender Offer will expire at the Expiration Date, and the date of repurchase is expected to be March 26, 2019 (the “TO Repurchase Date”).
Summary of Tender Offer:

CUSIPs	Title of Security	Principal Amount Outstanding	Automatic Pro Ration Factor Applied to Principal Amount of Notes Tendered(1)	Maximum Face Amount of TO Pro-Rated Tendered Notes to be Repurchased(1)	Tender Offer Repurchase Price(2)
CUSIP Nos. 93627C AA9, U93537 AA3	8.00% Senior Notes due 2024	$475,000,000	31.5789%	$150,000,000	$1,042.50

(1)
For each $1,000 principal amount of Notes tendered in the Tender Offer, an automatic pro ration factor of 31.5789% shall apply regardless of the principal amount of Notes tendered by Holders in the aggregate in the Tender Offer. If the aggregate principal amount of Notes tendered in the Tender Offer is less than $475,000,000, then the Company will repurchase less than $150,000,000 aggregate principal amount of Notes in the Tender Offer.

(2)	For each $1,000 principal amount of TO Pro-Rated Tendered Notes, excluding accrued but unpaid interest, which interest will be paid in addition to the Tender Offer Repurchase Price.

Under the Tender Offer, the Company is offering to repurchase from Holders their pro rata portion of up to $150,000,000 principal amount of Notes. As of the date hereof, the aggregate principal amount of Notes outstanding is $475,000,000. As a result:
(1) an automatic pro ration factor of 31.5789% shall apply to the principal amount of Notes tendered in the Tender Offer (rounded down to avoid the purchase of Notes in a principal amount other than in integrals of $1,000) (the “TO Pro-Rated Tendered Notes”), and the Company will accept the TO Pro-Rated Tendered Notes for payment of the Tender Offer Repurchase Price in cash; and
(2) the remaining balance of the principal amount of the Notes tendered that are not TO Pro-Rated Tendered Notes will not be accepted for payment by the Company and will be returned to the tendering Holder on or promptly after the TO Repurchase Date.
Upon the terms and subject to the conditions of the Tender Offer and subject to applicable law, the Company will accept for payment all TO Pro-Rated Tendered Notes validly tendered (and not validly withdrawn) on or prior to the Expiration Date in the Tender Offer at the Tender Offer Repurchase Price.
For example, if the principal amount of Notes tendered is $475,000,000, the Company will repurchase $150,000,000 of principal amount of TO Pro-Rated Tendered Notes in the Tender Offer. If the principal amount of Notes tendered is $300,000,000, the Company will repurchase approximately $95,000,000 of principal amount of TO Pro-Rated Tendered Notes in the Tender Offer. The aggregate principal amount of TO Pro-Rated Tendered Notes will, by virtue of the fact that they are not being tendered into the Restricted Payment Offer, constitute Declined Amounts under the Indenture.
Notes that are tendered in the Tender Offer may be withdrawn at any time prior to the Expiration Date. The Company reserves the right to terminate, withdraw or amend the Tender Offer at any time, subject to applicable law.
In no event will the Company repurchase any amount of Notes from any Holder in excess of the TO Pro-Rated Tendered Notes tendered by such Holder. The automatic pro ration factor of 31.5789% shall apply to the principal amount of Notes tendered by each Holder regardless of the principal amount of Notes tendered by Holders in the aggregate in the Tender Offer. If the aggregate principal amount of Notes tendered in the Tender Offer is less than $475,000,000, then the Company will repurchase less than $150,000,000 aggregate principal amount of Notes in the Tender Offer.

Holders should note that the Tender Offer Repurchase Price is higher than the Restricted Payment Repurchase Price. The procedures for tendering Notes in the Tender Offer and the Restricted Payment Offer are separate. Notes validly tendered in the Tender Offer (and not validly withdrawn) may not be tendered in the Restricted Payment Offer, and Notes validly tendered in the Restricted Payment Offer (and not validly withdrawn) may not be tendered in the Tender Offer. The Tender Offer is not conditioned upon the Restricted Payment Offer and the Restricted Payment Offer is not conditioned on the Tender Offer. The Company reserves the right, in its sole discretion, to (a) terminate, postpone or extend the Tender Offer if the Restricted Payment Offer is terminated, abandoned, postponed, extended or amended for any reason and (b) terminate, postpone or amend the Tender Offer without terminating, postponing or amending the Restricted Payment Offer.

This announcement does not constitute an offer to buy or the solicitation of an offer to sell Notes in any circumstances in which such offer or solicitation is unlawful, and does not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale is unlawful. The Tender Offer is being made only by means of the Offer to Purchase and related Letter of Transmittal (the “Tender Offer Documents”) which contain the complete terms and conditions of the Tender Offer. The Tender Offer is subject to the satisfaction or waiver of certain conditions, as set forth in the Tender Offer Documents. Holders should carefully read the Tender Offer Documents before any decision is made with respect to the Tender Offer.
D.F. King & Co., Inc. has been appointed as the Tender Agent and Information Agent (the “TO Tender Agent”) with respect to the Tender Offer. Any questions or requests for assistance or copies of the Tender Offer Documents may be directed to the TO Tender Agent at (212) 269-5550 (collect) or (800) 341-6292 (toll free). Any beneficial owner owning interests in Notes may contact such beneficial owner’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer. Goldman, Sachs & Co. will act as Dealer Manager for the Tender Offer. Questions regarding the Tender Offer may be directed to Goldman, Sachs & Co. at (212) 902-6941 (collect) or (800) 828-3182 (toll free).
No recommendation is made by the Company, the TO Tender Agent or the Dealer Manager as to whether or not Holders should tender their Notes pursuant to the Tender Offer. Holders must make their own decision as to whether to tender any of their Notes in the Tender Offer and, if so, the principal amount of Notes to tender.
About Warrior Met Coal

Warrior Met Coal is a large scale, low-cost U.S. based producer and exporter of premium HCC, operating highly efficient longwall operations in its underground mines located in Alabama. The HCC that Warrior produces from the Blue Creek coal seam contains very low sulfur and has strong coking properties and is of a similar quality to coal referred to as the premium HCC produced in Australia. The premium nature of Warrior’s HCC makes it ideally suited as a base feed coal for steel makers and results in price realizations near the Australian LV Index. Warrior sells all of its met coal production to steel producers in Europe, South America and Asia. For more information about Warrior Met Coal, please visit www.warriormetcoal.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of within the meaning of U.S. federal securities laws.. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” or other similar expressions are intended to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in this press release will not be achieved. Specifically, the Company cannot assure you that the proposed transactions described above, including the successful completion of the Offers or that any Restricted Payments, whether in the form of special dividends and/or repurchases of the Company’s common stock, will be consummated or, in the case of the Tender Offer, made on the terms the Company currently contemplates, if at all. Information concerning these and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2018 and other reports filed from time to time with the SEC. The Company’s filings with the SEC are available on the SEC's website at www.sec.gov.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors.

Contacts
For Investors:
Dale W. Boyles, 205-554-6129
dale.boyles@warriormetcoal.com

For Media:
William Stanhouse, 205-554-6131
william.stanhouse@warriormetcoal.com